UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2014

Date of reporting period:	August 1, 2013 — January 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Short Term Investment Fund

Semiannual report
1|31|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Term
Investment Fund

Semiannual report
1 | 31 | 14

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio managers	3

Your fund’s performance	8

Your fund’s expenses	9

Terms and definitions	11

Other information for shareholders	12

Trustee approval of management contract	13

Financial statements	20

Shareholder meeting results	38

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Inflation’s effects may erode your investment’s value over time. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

After posting strong returns in 2013, equity markets around the world took a pause at the start of 2014. The decline in stocks followed the U.S. Federal Reserve’s ongoing reduction of stimulus, evidence of slowing economic growth in emerging-market economies, and profit taking by investors after an exceptionally positive year for stocks.

At Putnam, we believe that the U.S. economic recovery is continuing, though progress is slow. Macroeconomic data point to gradual healing, and equities, we believe, are not overvalued. While it is true that the current recovery is less robust than past recoveries, corporations have benefited from substantial cost cutting, and now find themselves, in general, on strong financial footing. At this stage, we expect many companies will focus more on growing top-line revenues as the economy improves.

To help you pursue your financial goals in this environment, Putnam offers fresh thinking and a commitment to fundamental research, active investing, and risk management strategies. It may be worthwhile to review with your financial advisor the range of strategies that Putnam offers. Your advisor, who can help you assess your individual needs, time horizon, and risk tolerance — crucial considerations for guiding you toward your investment goals.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or loss when you sell shares. Performance of class P shares assumes reinvestment of distributions and does not account for taxes. Class P shares do not bear an initial sales charge. For the period, the fund had expense limitations, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. See pages 3 and 8–9 for additional performance information. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

2	Short Term Investment Fund

Interview with your fund’s portfolio managers

How would you characterize the market environment for short-term fixed-income securities for the six months ended January 31, 2014?

Joanne: The environment proved challenging for interest-rate-sensitive securities, but shorter-term, fixed-income securities were spared much of the volatility experienced by their longer-maturity brethren. However, the performance of all fixed-income asset classes was largely influenced by the actions of the Federal Reserve, which was quite proactive in its communication strategy and in taking the initial steps to slowly withdraw economic stimulus.

Bonds strengthened in the aftermath of the Fed’s surprise decision in September 2013 to keep interest rates unchanged and its stimulative bond-buying program intact. The markets saw more relief in October, as lawmakers agreed to extend the U.S. borrowing authority, avoiding a possible debt default at that time. In the wake of continued employment gains, however, the Fed announced in December that it would gradually wind down its bond-buying campaign, starting with the first reduction in January 2014. While there was no sharp sell-off initially, interest rates did gradually move higher in the closing weeks of the period. In January, bonds rallied nicely in response to a disappointing December jobs report that reflected lackluster U.S. economic

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/14. See pages 2 and 8–9 for additional fund performance information. Index descriptions can be found on page 11.

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growth and increased demand from income-oriented investors.

Would you summarize the fund’s strategy and discuss how it performed in this environment?

Jonathan: Unlike a money market fund, Putnam Short Term Investment Fund is not designed to offer a stable net asset value [NAV] per-share price of $1.00. The fund is managed to provide as high a rate of current income as we believe is consistent with preservation of capital and maintenance of liquidity. We seek to achieve this through a diversified portfolio of short-duration [a relatively low sensitivity to interest-rate changes], investment-grade money market instruments, and other fixed-income securities. The fund must maintain a dollar-weighted average portfolio maturity of three years or less. And the fund is also able to invest in a broader range of sectors and securities than a traditional money market fund, which may offer greater income potential without generating significantly more risk, in our view. At period-end, the fund’s assets were primarily invested in repurchase agreements, U.S. government securities, and commercial paper [including asset-backed commercial paper]. As part of our day-to-day management of the fund, we consider, among other factors, credit, interest-rate, and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

We believe the fund’s focus on high-quality, shorter-term fixed-income securities helped to soften the impact of the volatility on the portfolio due to their relatively lower interest-rate sensitivity compared with longer-term bonds. However, the Fed’s decision to hold its benchmark federal funds rate at near-zero percent throughout the period contributed to an absolute low level of yields at the front end of the yield curve. For the six months ended

Allocations are shown as a percentage of the fund’s net assets as of 1/31/14. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

4	Short Term Investment Fund

January 31, 2014, the fund’s performance was in line with that of its benchmark, the BofA Merrill Lynch U.S. Treasury Bill Index.

What was your strategy to capture income amid the volatility?

Joanne: The Fed’s comments about the future course of interest-rate policy did not have the same effect on shorter-maturity fixed-income securities as they did on longer-dated securities. In fact, the short end of the yield curve tightened during the second half of 2013, as Treasury bill supply declined and Fed policy continued to hold short-term interest rates close to zero. In this environment, especially as we approached the deadline for reaching the debt ceiling limitation in October and at period-end on January 31, 2014, prior to the debt ceiling debate resuming in February, we maintained a cautious approach and actively limited the portfolio’s exposure to Treasury bills.

We looked for investments that allowed us to extend maturities further out on the shorter end of the yield curve to lock in attractive rates for longer periods of time while focusing on Treasury and agency discount notes. We also extended the portfolio’s average maturity by entering into term repurchase agreements with three- to five-month maturities to lock into higher rates heading into calendar year-end when these securities were trading at attractive prices. Repurchase agreements with what we believe are strong counterparties continue to represent a large weighting in the portfolio, as they provide

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

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a regular source of liquidity. At period-end, the fund held a considerable exposure to U.S. government agency notes — such as those issued by the Federal National Mortgage Association, Federal Home Loan Bank, and the Federal Home Loan Mortgage Corporation. We also saw opportunities to add exposure to one- to three-month corporate issuers and various bank names in commercial paper and certificates of deposit.

Given our interest-rate outlook, we maintained a relatively low duration, which stood at 0.10 year on January 31, 2014. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. While all the securities in the fund were U.S. dollar denominated, the vast majority of holdings were U.S. securities. However, the fund had investments in Australia, Canada, and Japan, while taking selective positions in various European countries, given the ongoing uncertainty surrounding those markets.

Could you highlight some holdings that exemplified your strategy during the period?

Jonathan: We think that underlying bank fundamentals remain strong, and we have invested in what we believe are large, credit-worthy banks, such as Wells Fargo and Royal Bank of Canada. In our opinion, these banks’ asset-quality measures are improving and profits are being retained to help build capital. The fund also held commercial paper issued by Proctor & Gamble.

We found attractive opportunities in the first-tier corporate and asset-backed commercial paper [ABCP] market, including Old Line Funding and Regency Markets No. 1. We focused on the ABCP issuers that are backed by diverse, high-quality financial assets, such as auto and mortgage loans, as well as other asset types that we believe have ample third-party structural support and strong management and sponsorship.

What is your outlook for interest rates in the coming months?

Joanne: There was a great deal of interest-rate volatility in 2013, as investors mulled over how quickly reductions in the Fed’s stimulus campaign might be followed by monetary tightening in the form of an increase in the federal funds rate. With its December statement, the Fed has offered investors a road map for 2014. Its guidance clarified that the central bank intends to keep short-term interest rates at current levels near zero “well past” the time when the unemployment rate declines below 6.5 percent and keep short-term interest rates low as long as “projected inflation continues to run below” the Fed’s 2% long-term goal. In January, newly appointed Fed Chair Janet Yellen acknowledged that more work was needed to strengthen the labor market and that she expected to continue her predecessor’s approach to monetary policy — including low interest rates — and this reassured bond investors.

However, while these statements offered some clues about the Fed’s intentions during this transition period, we think it is unlikely that rate volatility will diminish at this point in the economic cycle given myriad macroeconomic factors that are beyond the central bank’s control. Nevertheless, while we expect some upward pressure on rates in the coming months, we ultimately think it will have limited impact on shorter-term fixed-income rates until the Fed actively begins raising its benchmark rate.

The Fed is faced with a delicate balancing act as it seeks to communicate about further reductions in its bond-buying program without destabilizing the financial markets. Meanwhile, we believe short-duration investments, such as those that compose your fund, can play a valuable role in a diversified fixed-income portfolio by helping to soften the volatility of returns as investors absorb Fed policy adjustments.

6	Short Term Investment Fund

Thank you, Joanne and Jonathan, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

The U.S. federal deficit this year will dip to its lowest level since 2007, but the trend may be short-lived. The Congressional Budget Office (CBO) has projected that the U.S. deficit will fall to $514 billion by the end of the current fiscal year on September 30, 2014, down from $680 billion last fiscal year and the recent peak of $1.4 trillion in 2009. Government spending cuts, tax hikes, and the overall economic expansion all helped to lower the deficit, which has been the focus of intense political debate in Washington. However, in coming years as baby boomers age, spending will accelerate on such government programs as Medicare and Social Security, widening the deficit. Without more robust economic growth, spending for Social Security, Medicare (including offsetting receipts), Medicaid, the Children’s Health Insurance Program, and subsidies for health insurance purchased through exchanges will rise from 9.7% of GDP in 2014 to 11.7% in 2024, the CBO estimates.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/14

Class P
(inception date)	(2/19/13)

Net asset value

Life of fund	0.06%

6 months	0.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC).

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 1/31/14

		Lipper Institutional
	BofA Merrill Lynch	Money Market Funds
	U.S. Treasury Bill Index	category average*

Life of fund	0.10%	0.03%

6 months	0.04	0.01

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and life-of-fund periods ended 1/31/14, there were 283 and 283 funds, respectively, in this Lipper category.

8	Short Term Investment Fund

Fund distribution information For the six-month period ended 1/31/14

Distributions	Class P

Number	6

Income	$0.000375

Capital gains	—

Total	$0.000375

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/13

Class P
(inception date)	(2/19/13)

Net asset value

Life of fund	0.06%

6 months	0.03

See the discussion following the Fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus.

Expense ratios

Class P

Net expenses for the fiscal year ended 7/31/13*	0.05%†

Total annual operating expenses for the fiscal year ended 7/31/13	0.30%†

Annualized expense ratio for the six-month period ended 1/31/14	0.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/14.

† Other expenses are based on estimated amounts for the current fiscal year.

Short Term Investment Fund	9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2013, to January 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P

Expenses paid per $1,000*†	$0.15

Ending value (after expenses)	$1,000.40

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/14.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2014, use the following calculation method. To find the value of your investment on August 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P

Expenses paid per $1,000*†	$0.15

Ending value (after expenses)	$1,025.05

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/14.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10	Short Term Investment Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Share classes

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They bear no management fee and are available only to other Putnam funds and other accounts managed by Putnam Investment Management or its affiliates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index tracks the performance of U.S.-dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. government having a maturity of one year or less, and is intended as an approximate measure of the rate of inflation.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period from February 19, 2013 (commencement of operations) to June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2014, Putnam employees had approximately $433,000,000 and the Trustees had approximately $105,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais,

Short Term Investment Fund	13

Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the

14	Short Term Investment Fund

course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam • Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders. (Your fund is a relatively new fund, and the Trustees initially approved your fund’s management contract in November 2012).

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an attempt to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these

Short Term Investment Fund	15

consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL from 40 basis points to 25 basis points with respect to the portion of the portfolios of certain funds, including your fund, that may be allocated to PIL from time to time. These revisions had no effect on the management fees paid by your fund to Putnam Management. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply during their fiscal years ending in 2012. These expense limitations did not apply to your fund in 2012 because it did not commence operations until February 2013. However, these limitations

16	Short Term Investment Fund

remain in effect and may benefit your fund in 2013. In addition, Putnam Management agreed to waive fees (and, to the extent necessary, bear other expenses) of your fund through June 30, 2014 to the extent that the expenses of your fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) exceed an annual rate of 0.10% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

In connection with their initial approval of your fund’s management and sub-management contract in December 2012, the Trustees reviewed comparative fee and expense information for the funds expected to be in your fund’s Lipper peer group, which is a group of funds with similar current investment styles or objectives as determined by Lipper Inc. This information included a comparison of your fund’s proposed management fees and total expenses (excluding any applicable 12b-1 fee) against the comparable fees for each fund in the expected Lipper peer group, which provides a general indication of your fund’s relative standing.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major

Short Term Investment Fund	17

factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. Because your fund had only recently commenced operations, the Trustees were not able to consider one-year, three-year, or five-year performance for your fund.

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under

18	Short Term Investment Fund

the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Short Term Investment Fund	19

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20	Short Term Investment Fund

The fund’s portfolio 1/31/14 (Unaudited)

	Principal
REPURCHASE AGREEMENTS (35.5%)*	amount	Value

Interest in $136,500,000 joint tri-party repurchase agreement dated
1/31/14 with Bank of Nova Scotia due 2/3/14 — maturity value of
$75,000,125 for an effective yield of 0.02% (collateralized by various
U.S. Treasury notes and bonds with coupon rates ranging from 0.125%
to 4.625% and due dates ranging from 4/15/16 to 2/15/40 valued
at $139,230,286)	$75,000,000	$75,000,000

Interest in $310,600,000 joint tri-party repurchase agreement dated
1/31/14 with Citigroup Global Markets, Inc./Salomon Brothers due
2/3/14 — maturity value of $127,028,318 for an effective yield of 0.03%
(collateralized by various mortgage backed securities with coupon rates ranging from 2.026% to 6.000% and due dates ranging from
1/1/22 to 9/15/53 valued at $316,812,000)	127,028,000	127,028,000

Interest in $37,750,000 joint tri-party repurchase agreement dated
1/31/14 with Credit Suisse Securities (USA), LLC due 2/3/14 — maturity value of $14,000,175 for an effective yield of 0.150% (collateralized by various corporate bonds and notes with coupon rates ranging from
0.452% to 9.250% and due dates ranging from 3/19/14 to 4/8/38 valued
at $39,640,097)	14,000,000	14,000,000

Interest in $200,000,000 joint tri-party repurchase agreement dated
1/31/14 with Goldman Sachs & Co. due 2/3/14 — maturity value of
$100,000,250 for an effective yield of 0.03% (collateralized by various mortgage backed securities with coupon rates ranging from 3.500%
to 4.500% and due dates ranging from 9/1/26 to 12/1/43 valued
at $204,000,000)	100,000,000	100,000,000

Interest in $222,500,000 joint tri-party term repurchase agreement dated 1/30/14 with Barclays Capital, Inc. due 2/6/14 — maturity value of $122,000,712 for an effective yield of 0.030% (collateralized by various mortgage backed securities with coupon rates ranging from
1.339% to 8.000% and due dates ranging from 12/1/17 to 2/1/44 valued
at $226,950,000)	122,000,000	122,000,000

Interest in $34,000,000 joint tri-party term repurchase agreement dated
12/23/13 with BNP Paribas Securities Corp. due 2/21/14 — maturity value of $23,511,358 for an effective yield of 0.29% (collateralized by various corporate bonds and notes with coupon rates ranging from 0.875% to 8.200%
and due dates ranging from 9/12/14 to 11/15/43 valued at $35,685,183) IR	23,500,000	23,500,000

Interest in $223,000,000 joint tri-party term repurchase agreement dated 1/30/14 with Citigroup Global Markets, Inc./Salomon Brothers due 2/6/14 — maturity value of $122,000,712 for an effective yield of 0.03% (collateralized by various mortgage backed securities with coupon rates ranging from 2.026% to 6.136% and due dates ranging from
9/1/18 to 9/15/49 valued at $227,460,000)	122,000,000	122,000,000

Interest in $50,000,000 joint tri-party term repurchase agreement dated
1/28/14 with J.P. Morgan Securities, Inc. due 2/4/14 — maturity value of $28,700,056 for an effective yield of 0.010% (collateralized by various mortgage backed securities with coupon rates ranging from 2.000%
to 10.500% and due dates ranging from 6/1/16 to 1/1/44 valued
at $51,000,656)	28,700,000	28,700,000

Interest in $64,250,000 joint tri-party term repurchase agreement dated
12/3/13 with Merrill Lynch, Pierce, Fenner and Smith Inc. due 3/3/14 —
maturity value of $49,262,313 for an effective yield of 0.10% (collateralized by various mortgage backed securities with coupon rates ranging from
1.788% to 6.000% and due dates ranging from 3/1/18 to 1/1/44 valued at
$65,535,000) IR	49,250,000	49,250,000

Short Term Investment Fund	21

			Principal
REPURCHASE AGREEMENTS (35.5%)* cont.			amount	Value

Interest in $69,300,000 joint tri-party term repurchase agreement dated
1/28/14 with Merrill Lynch, Pierce, Fenner and Smith Inc. due 2/4/14 —
maturity value of $39,800,155 for an effective yield of 0.020% (collateralized by various mortgage backed securities with coupon rates ranging from
2.392% to 7.000% and due dates ranging from 2/1/18 to 1/1/44 valued
at $70,686,000)			$39,800,000	$39,800,000

Interest in $60,500,000 joint tri-party term repurchase agreement dated
11/26/13 with RBC Capital Markets, LLC due 2/24/14 — maturity value of $43,510,875 for an effective yield of 0.10% (collateralized by various mortgage backed securities with coupon rates ranging from 2.553%
to 4.000% and due dates ranging from 7/1/26 to 2/1/43 valued at
$61,721,829) IR			43,500,000	43,500,000

Interest in $65,000,000 joint tri-party term repurchase agreement dated
9/18/13 with RBC Capital Markets, LLC due 2/19/14 — maturity value of $46,015,640 for an effective yield of 0.080% (collateralized by various mortgage backed securities with coupon rates ranging from 2.506%
to 4.500% and due dates ranging from 3/1/26 to 11/1/43 valued at
$66,320,185) IR			46,000,000	46,000,000

Interest in $75,000,000 tri-party repurchase agreement dated 1/31/14 with
Barclays Capital, Inc. due 2/3/14 — maturity value of $75,000,125 for an effective yield of 0.02% (collateralized by a U.S. Treasury note with
a coupon rate of 1.875% and a due date of 7/15/15 valued at $76,500,099)			75,000,000	75,000,000

Interest in $50,000,000 tri-party repurchase agreement dated 1/31/14 with
J.P. Morgan Securities, Inc. due 2/3/14 — maturity value of $50,000,083 for an effective yield of 0.02% (collateralized by a U.S. Treasury note with
a coupon rate of 2.000% and a due date of 1/15/16 valued at $51,004,878)			50,000,000	50,000,000

Total repurchase agreements (cost $915,778,000)				$915,778,000

		Maturity	Principal
U.S. GOVERNMENT AGENCY OBLIGATIONS (19.4%)*	Yield (%)	date	amount	Value

Federal Farm Credit unsec. discount notes	0.130	7/16/14	$28,500,000	$28,492,248

Federal Home Loan Bank unsec. discount notes	0.150	2/10/14	26,000,000	25,999,896

Federal Home Loan Bank unsec. discount notes	0.100	4/2/14	23,350,000	23,348,506

Federal Home Loan Bank unsec. discount notes	0.070	2/14/14	43,000,000	42,999,737

Federal Home Loan Bank unsec. discount notes	0.069	2/28/14	35,000,000	34,999,510

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.110	5/7/14	35,200,000	35,195,459

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.100	5/5/14	9,600,000	9,598,790

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.100	4/28/14	28,000,000	27,997,396

Federal Home Loan Mortgage Corp. unsec.
discount notes	0.060	2/24/14	8,310,000	8,309,900

Federal Home Loan Mortgage Corp. unsec.
discount notes, Ser. RB	0.105	5/1/14	15,005,000	15,003,184

Federal Home Loan Mortgage Corp. unsec.
discount notes, Ser. RB	0.100	4/15/14	5,000,000	4,999,605

Federal Home Loan Mortgage Corp. unsec.
discount notes, Ser. RB	0.090	2/18/14	18,583,000	18,582,851

Federal National Mortgage Association unsec.
discount notes	0.170	2/12/14	25,000,000	24,999,875

22	Short Term Investment Fund

U.S. GOVERNMENT AGENCY OBLIGATIONS (19.4%)*		Maturity	Principal
cont.	Yield (%)	date	amount	Value

Federal National Mortgage Association unsec.
discount notes	0.170	2/3/14	$16,000,000	$16,000,000

Federal National Mortgage Association unsec.
discount notes	0.160	10/1/14	41,500,000	41,475,100

Federal National Mortgage Association unsec.
discount notes	0.150	10/27/14	34,000,000	33,977,390

Federal National Mortgage Association unsec.
discount notes	0.130	7/23/14	26,500,000	26,492,501

Federal National Mortgage Association unsec.
discount notes	0.100	5/6/14	27,500,000	27,496,480

Federal National Mortgage Association unsec.
discount notes	0.100	4/21/14	28,500,000	28,497,549

Federal National Mortgage Association unsec.
discount notes, Ser. BB	0.130	2/13/14	26,750,000	26,749,840

Total U.S. government agency obligations (cost $501,133,363)				$501,215,817

		Maturity	Principal
COMMERCIAL PAPER (17.6%)*	Yield (%)	date	amount	Value

American Honda Finance Corp.	0.130	3/6/14	$21,800,000	$21,798,249

Barclays Bank PLC/Barclays US CCP Funding, LLC
CCP 144A, Ser. 10-1 (United Kingdom)	0.120	2/20/14	13,925,000	13,924,229

BMW US Capital, LLC	0.090	2/10/14	14,500,000	14,499,581

BPCE SA (France)	0.115	2/5/14	13,500,000	13,499,775

Coca-Cola Co. (The)	0.100	3/11/14	25,000,000	24,998,483

COFCO Capital Corp.	0.180	2/20/14	10,145,000	10,144,391

Commonwealth Bank of Australia (Australia)	0.135	4/15/14	27,000,000	26,991,193

DnB Bank ASA (Norway)	0.165	4/30/14	27,000,000	26,988,117

Export Development Canada (Canada)	0.130	5/21/14	27,500,000	27,493,529

Export Development Canada (Canada)	0.130	2/18/14	12,000,000	11,999,940

General Electric Capital Corp.	0.110	4/21/14	29,000,000	28,994,844

HSBC USA, Inc. (United Kingdom)	0.140	4/8/14	25,000,000	24,993,735

Nestle Finance International, Ltd. (Switzerland)	0.085	2/13/14	11,000,000	10,999,921

Nestle Finance International, Ltd. (Switzerland)	0.070	2/12/14	17,000,000	16,999,886

Nordea Bank AB (Sweden)	0.160	2/10/14	5,000,000	4,999,889

Nordea Bank AB 144A (Sweden)	0.170	3/19/14	27,000,000	26,995,359

Proctor & Gamble Co. (The)	0.090	3/17/14	27,000,000	26,998,988

Prudential PLC (United Kingdom)	0.160	2/3/14	3,400,000	3,399,972

Prudential PLC 144A (United Kingdom)	0.150	4/28/14	7,250,000	7,246,548

State Street Corp.	0.150	4/9/14	14,000,000	13,995,293

State Street Corp.	0.150	3/5/14	13,000,000	12,998,404

Swedbank AB (Sweden)	0.200	2/18/14	28,500,000	28,498,361

Toyota Motor Credit Corp.	0.150	3/21/14	27,000,000	26,996,949

Wal-Mart Stores, Inc.	0.050	2/10/14	27,000,000	26,999,924

Total commercial paper (cost $453,442,886)				$453,455,560

Short Term Investment Fund	23

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (13.0%)*	Yield (%)	date	amount	Value

Alpine Securitization Corp. (Switzerland)	0.160	2/3/14	$12,300,000	$12,299,908

Bedford Row Funding Corp.	0.180	2/10/14	5,000,000	4,999,892

Bedford Row Funding Corp.	0.130	3/17/14	27,000,000	26,995,275

CHARTA, LLC	0.120	2/18/14	13,725,000	13,724,520

CIESCO, LP	0.120	3/17/14	13,250,000	13,248,344

Fairway Finance, LLC 144A (Canada)	0.170	2/19/14	11,450,000	11,449,294

Gemini Securitization Corp., LLC	0.130	2/3/14	13,500,000	13,499,876

Gotham Funding Corp. (Japan)	0.168	2/3/14	28,000,000	27,999,742

Govco, LLC	0.140	2/4/14	13,400,000	13,399,837

Liberty Street Funding, LLC (Canada)	0.170	2/6/14	10,300,000	10,299,812

Liberty Street Funding, LLC 144A (Canada)	0.170	2/10/14	19,200,000	19,199,370

Manhattan Asset Funding Co., LLC (Japan)	0.200	2/10/14	6,000,000	5,999,803

Manhattan Asset Funding Co., LLC (Japan)	0.140	2/18/14	22,000,000	21,998,515

MetLife Short Term Funding, LLC 144A	0.110	2/19/14	27,000,000	26,998,475

Northern Pines Funding, LLC (Germany)	0.150	2/10/14	14,000,000	13,999,595

Old Line Funding, LLC 144A	0.170	4/17/14	14,500,000	14,497,674

Old Line Funding, LLC 144A	0.170	4/10/14	14,000,000	13,998,149

Regency Markets No. 1, LLC 144A	0.140	2/18/14	30,000,000	29,997,975

Thunder Bay Funding, LLC 144A	0.170	4/17/14	27,000,000	26,988,277

Working Capital Management Co. (Japan)	0.150	2/6/14	13,400,000	13,399,799

Total asset-backed commercial paper (cost $334,989,880)				$334,994,132

	Interest	Maturity	Principal
CERTIFICATES OF DEPOSIT (5.8%)*	rate (%)	date	amount	Value

Bank of America, NA	0.150	2/4/14	$26,500,000	$26,499,913

Bank of Montreal/Chicago, IL (Canada)	0.080	2/24/14	16,000,000	15,999,147

Citibank, NA	0.150	2/6/14	14,525,000	14,525,218

Credit Agricole Corporate and Investment Bank
SA/New York (France)	0.120	2/3/14	13,500,000	13,500,000

Svenska Handelsbanken/New York, NY (Sweden)	0.160	3/19/14	27,000,000	27,000,527

Toronto-Dominion Bank/NY (Canada)	0.140	2/3/14	25,000,000	25,000,083

Wells Fargo Bank, NA	0.130	2/14/14	27,500,000	27,500,748

Total certificates of deposit (cost $150,025,172)				$150,025,636

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (3.1%)*	Yield (%)	date	amount	Value

U.S. Treasury Bills	0.140	8/21/14	$27,250,000	$27,240,599

U.S. Treasury Bills	0.140	6/26/14	13,500,000	13,497,719

U.S. Treasury Bills	0.130	8/21/14	25,000,000	24,991,375

U.S. Treasury Notes FRN	0.100	1/31/16	15,250,000	15,234,750

Total U.S. treasury obligations (cost $80,951,307)				$80,964,443

24	Short Term Investment Fund

		Maturity	Principal
MUNICIPAL BONDS AND NOTES (3.1%)*	Yield (%)	date	amount	Value

American University Commercial Paper, Ser. A	0.180	3/24/14	$15,000,000	$14,995,950

Board of Regents of University of Texas System
Commercial Paper (Permanent University Fund),
Ser. B	0.100	2/13/14	8,500,000	8,500,170

Duke University Commercial Paper, Ser. B-98	0.120	4/8/14	7,000,000	6,998,085

Johns Hopkins University Commercial Paper, Ser. B	0.070	3/4/14	9,339,000	9,339,280

Texas Public Finance Authority Commercial
Paper, Ser. B	0.070	3/3/14	11,000,000	11,000,330

Yale University Commercial Paper	0.120	2/18/14	29,550,000	29,548,744

Total municipal bonds and notes (cost $80,381,960)				$80,382,559

	Interest	Maturity	Principal
TIME DEPOSITS (2.6%)*	rate (%)	date	amount	Value

Australia & New Zealand Banking Group, Ltd./
Cayman Islands (Cayman Islands)	0.080	2/3/14	$27,000,000	$27,000,000

Credit Agricole Corp. & Investment Bank/Grand
Cayman (Cayman Islands)	0.090	2/3/14	13,000,000	13,000,000

Svenska Handelsbanken/Cayman Islands (Sweden)	0.040	2/3/14	27,000,000	27,000,000

Total time deposits (cost $67,000,000)				$67,000,000

TOTAL INVESTMENTS

Total investments (cost $2,583,702,568)				$2,583,816,147

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2013 through January 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,583,146,749.

IR Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	79.5%	Cayman Islands	1.6%

Canada	4.7	France	1.1

Sweden	4.4	Australia	1.0

Japan	2.7	Norway	1.0

United Kingdom	1.9	Germany	0.5

Switzerland	1.6	Total	100.0%

Short Term Investment Fund	25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$334,994,132	$—

Certificates of deposit	—	150,025,636	—

Commercial paper	—	453,455,560	—

Municipal bonds and notes	—	80,382,559	—

Repurchase agreements	—	915,778,000	—

Time deposits	—	67,000,000	—

U.S. government agency obligations	—	501,215,817	—

U.S. treasury obligations	—	80,964,443	—

Totals by level	$—	$2,583,816,147	$—

The accompanying notes are an integral part of these financial statements.

26	Short Term Investment Fund

Statement of assets and liabilities 1/31/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,667,924,568)	$1,668,038,147
Repurchase agreements (identified cost $915,778,000)	915,778,000

Interest receivable	71,235

Unamortized offering costs (Note 1)	2,599

Total assets	2,583,889,981

LIABILITIES

Distributions payable to shareholders	180,153

Payable to custodian	13,091

Payable for custodian fees (Note 2)	14,324

Payable for investor servicing fees (Note 2)	45,615

Payable for Trustee compensation and expenses (Note 2)	12,885

Payable for administrative services (Note 2)	4,567

Payable for offering costs (Note 1)	52,709

Payable for registration fees	345,749

Other accrued expenses	74,139

Total liabilities	743,232

Net assets	$2,583,146,749

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,583,047,695

Distributions in excess of net investment income (Note 1)	(17,176)

Accumulated net realized gain on investments (Note 1)	2,651

Net unrealized appreciation of investments	113,579

Total — Representing net assets applicable to capital shares outstanding	$2,583,146,749

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class P share
($2,583,146,749 divided by 2,583,047,695 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund	27

Statement of operations Six months ended 1/31/14 (Unaudited)

INVESTMENT INCOME	$1,330,858

EXPENSES

Compensation of Manager (Note 2)	3,204,093

Investor servicing fees (Note 2)	127,040

Custodian fees (Note 2)	20,715

Trustee compensation and expenses (Note 2)	76,923

Administrative services (Note 2)	41,161

Amortization of offering costs (Note 1)	26,571

Other	99,004

Fees waived and reimbursed by Manager (Note 2)	(3,204,093)

Total expenses	391,414

Expense reduction (Note 2)	(18)

Net expenses	391,396

Net investment income	939,462

Net realized gain on investments (Notes 1 and 3)	4,644

Net unrealized depreciation of investments during the period	(7,072)

Net loss on investments	(2,428)

Net increase in net assets resulting from operations	$937,034

The accompanying notes are an integral part of these financial statements.

28	Short Term Investment Fund

Statement of changes in net assets

		For the period
		2/19/13
		(commencement of
		operations)
INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/14*	to 7/31/13

Operations:
Net investment income	$939,462	$577,552

Net realized gain (loss) on investments	4,644	(1,993)

Net unrealized appreciation (depreciation) of investments	(7,072)	120,651

Net increase in net assets resulting from operations	937,034	696,210

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class P	(958,631)	(575,559)

Increase (decrease) from capital share transactions (Note 4)	(99,242,234)	2,682,289,929

Total increase (decrease) in net assets	(99,263,831)	2,682,410,580

NET ASSETS

Beginning of period (Note 4)	2,682,410,580	—

End of period (including distributions in excess of net
investment income of $17,176 and undistributed net
investment income of $1,993, respectively)	$2,583,146,749	$2,682,410,580

* Unaudited

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

			Net realized								Ratio of net
	Net asset value,		and unrealized	Total from	From				Net assets,	Ratio of expenses	investment income
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	Total return at net	end of period	to average	(loss) to average
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	asset value (%) [a]	(in thousands)	net assets (%) [b,c]	net assets (%)

Class P
January 31, 2014**	$1.00	0.0004	— [d]	0.0004	(0.0004)	(0.0004)	$1.00	.04 *	$2,583,147	.02 *	.04 *
July 31, 2013†	1.00	0.0002	— [d]	0.0002	(0.0002)	(0.0002)	1.00	.02 *	2,682,411	.03 *	.02 *

* Not annualized.

** Unaudited.

† For the period February 19, 2013 (commencement of operations) to July 31, 2013.

a Total return assumes dividend reinvestment.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

January 31, 2014	0.13%

July 31, 2013	0.11

d Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

30	Short Term Investment Fund	Short Term Investment Fund	31

Notes to financial statements 1/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2013 through January 31, 2014.

Putnam Short Term Investment Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed-income securities comprised of short duration, investment-grade money market and other fixed-income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (for example, U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or only by the credit of a federal agency or government sponsored entity (for example, Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S.–dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. The fund will maintain a dollar-weighted average portfolio maturity of three years or less. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved

32	Short Term Investment Fund

by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2013, the fund had the following capital loss carryover available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$1,993	$—	$1,993

The aggregate identified cost on a tax basis is $2,583,702,568, resulting in gross unrealized appreciation and depreciation of $135,771 and $22,192, respectively, or net unrealized appreciation of $113,579.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which

Short Term Investment Fund	33

may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $52,709 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has agreed to waive its management fee from the fund through November 30, 2014. During the reporting period, the fund waived $3,204,093 as a result of this waiver.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2014, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, and extraordinary expenses) would exceed an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $18 under the expense offset arrangements.

34	Short Term Investment Fund

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,712, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of short-term investment securities aggregated $89,454,757,813 and $89,594,812,398, respectively. These figures do not include the cost of purchases and proceeds from sales of long-term securities (all U.S. government obligations) of $15,248,456 and no monies, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 2/19/13
			(commencement of operations)
	Six months ended 1/31/14		to 7/31/13

Class P	Shares	Amount	Shares	Amount

Shares sold	9,674,975,950	$9,674,975,950	9,033,087,648	$9,033,087,648*

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	9,674,975,950	9,674,975,950	9,033,087,648	9,033,087,648

Shares repurchased	(9,774,218,184)	(9,774,218,184)	(6,350,797,719)	(6,350,797,719)

Net increase (decrease)	(99,242,234)	$(99,242,234)	2,682,289,929	$2,682,289,929

* Includes $500,000,000 received in February 2013 from a transfer of assets that is the result of sales out of Putnam Money Market Liquidity Fund and the subsequent purchases into this fund.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Short Term Investment Fund	35

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset finan-cial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of Nova Scotia	Barclays Capital, Inc.	BNP Paribas Securities Corp.	Citigroup Global Markets, Inc./Salomon Brothers	Credit Suisse Securities (USA), LLC	Goldman Sachs & Co.	J. P. Morgan Securities, Inc.	Merrill Lynch, Pierce, Fenner and Smith Inc.	RBC Capital Markets, LLC	Total

Assets:

Repurchase agreements**	$75,000,000	$197,000,000	$23,500,000	$249,028,000	$14,000,000	$100,000,000	$78,700,000	$89,050,000	$89,500,000	$915,778,000

Total Assets	$75,000,000	$197,000,000	$23,500,000	$249,028,000	$14,000,000	$100,000,000	$78,700,000	$89,050,000	$89,500,000	$915,778,000

Liabilities:

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Financial and Derivative Net Assets	$75,000,000	$197,000,000	$23,500,000	$249,028,000	$14,000,000	$100,000,000	$78,700,000	$89,050,000	$89,500,000	$915,778,000

Total collateral received (pledged)##†	$75,000,000	$197,000,000	$23,500,000	$249,028,000	$14,000,000	$100,000,000	$78,700,000	$89,050,000	$89,500,000	$915,778,000

Net amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

**Included with Investments in securities and receivable for investments sold on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown.

36	Short Term Investment Fund	Short Term Investment Fund	37

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	5,415,154,963	14,207,845

Ravi Akhoury	5,415,184,974	14,177,833

Barbara M. Baumann	5,415,851,291	13,511,517

Jameson A. Baxter	5,415,767,570	13,595,238

Charles B. Curtis	5,415,854,394	13,508,413

Robert J. Darretta	5,416,022,043	13,340,765

Katinka Domotorffy	5,415,419,173	13,943,635

John A. Hill	5,415,885,634	13,477,174

Paul L. Joskow	5,416,010,424	13,352,383

Kenneth R. Leibler	5,415,817,292	13,545,516

Robert E. Patterson	5,415,985,292	13,377,516

George Putnam, III	5,415,959,400	13,403,408

Robert L. Reynolds	5,416,108,530	13,254,278

W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

2,708,249,233	—	—	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

38	Short Term Investment Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Short Term Investment Fund	39

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

40	Short Term Investment Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Short Term Investment Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR US SKI TEAM US SNOWBOARDING

Putnam INVESTMENTS

SA117
285943 3/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 28, 2014